CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Comprehensive income
Net Income	$ 418,837	$ 631,893	$ 546,045
Other comprehensive income (loss), net of tax:
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Gain (Loss) Arising During Period, Net of Tax	(60,392)	37,680	(25,500)
Change in net unrealized gain on investments	(1,060,308)	451,905	769,105	[1]
Change in other-than-temporary impairment losses on fixed maturity securities	2,896	6,434	(1,236)
Changes in pension and other postretirement plan adjustments	14,509	(5,270)	(16,400)
Total other comprehensive income (loss), net of tax	(1,103,295)	490,749	725,969
Total comprehensive income (loss)	$ (684,458)	$ 1,122,642	$ 1,272,014

[1]	Includes cash flow hedges. See Note 5 - “Derivative Instruments” for additional information on cash flow hedges.